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                                                                    EXHIBIT 24.1

                           DIRECTOR AND/OR OFFICERS OF
                              MICHAELS STORES, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

The undersigned directors and/or officers of Michaels Stores, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint R. Michael Rouleau, Bryan M. DeCordova and Mark V. Beasley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the Corporation's 9 1/4% Senior Notes due 2009 with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of July 30, 2001.

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
/s/ R. Michael Rouleau
----------------------------------------------------     -----------------------------
R. Michael Rouleau                                       Richard E. Hanlon
President, Chief Executive Officer and Director          Director
(Principal Executive Officer)

/s/ Charles J. Wyly, Jr.                                 /s/ Richard C. Marcus
----------------------------------------------------     -----------------------------
Charles J. Wyly, Jr.                                     Richard C. Marcus
Chairman of the Board of Directors                       Director

/s/ Sam Wyly
----------------------------------------------------     -----------------------------
Sam Wyly                                                 Elizabeth A. VanStory
Vice Chairman of the Board of Directors                  Director

/s/ Bryan M. DeCordova
----------------------------------------------------
Bryan M. DeCordova
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)
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